NOTICE OF ANNUAL MEETING
                                     OF
                               SHAREHOLDERS
                                     OF
                             BWC FINANCIAL CORP.

                                TO BE HELD
                         APRIL 25, 2000 at 10 A.M.

                        REGIONAL CENTER FOR THE ARTS
                           KNIGHT STAGE 3 THEATRE
                          CIVIC AND LOCUST STREETS
                          WALNUT CREEK, CALIFORNIA

                                   AND

                            PROXY STATEMENT

                           BWC FINANCIAL CORP.
                            1400 Civic Drive
                      Walnut Creek, California 94596

March 24, 2000

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of BWC Financial Corp. (the holding company for Bank of Walnut Creek) which will be held on Thursday, April 25, 2000, at 10:00 a.m. at the Regional Center for the Arts, Knight Stage 3 Theatre, Civic and Locust Streets, Walnut Creek, California. Enclosed are the secretary's official Notice of the Annual Meeting of Shareholders, a Proxy Statement describing the business to be transacted at the meeting and other information regarding BWC Financial Corp. and Bank of Walnut Creek, and a Proxy for use in voting at the meeting.

You will be asked at the meeting to (1) vote on the election of Directors of BWC Financial Corp. for the ensuing year and until their successors are duly elected and qualified; (2) vote on the "Approval of the BWC Financial Corp. 2000 Stock Option Plan" which provides for both incentive stock options and non-qualified stock options; (3) ratify the selection of independent auditors, and (4) act on such other business as may properly come before the meeting. You are urged to read the accompanying Proxy Statement carefully, as it contains a detailed explanation of all matters upon which you will be asked to vote.

Management believes that the election of the nominated persons as directors is in the best interests of BWC Financial Corp. and its shareholders. Your Board of Directors unanimously recommends a vote "For" those persons. Your Board of Directors unanimously recommends a vote "For" the approval of the BWC Financial Corp. 2000 Stock Option Plan, which is intended to promote the interests of the company by providing a method whereby eligible individuals who are responsible for the management, growth or financial success of the company may be offered incentives and rewards that will encourage them to continue to render services to the company or its subsidiary corporations. Your Board of Directors unanimously recommends a vote "For" the election of the independent auditors.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign, and return the enclosed proxy in the enclosed postage-paid envelope.

Sincerely,


James L. Ryan
Chairman of the Board
and Chief Executive Officer

                           BWC FINANCIAL CORP.
                            1400 Civic Drive
                      Walnut Creek, California 94596

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held April 25, 2000

To the Shareholders of BWC Financial Corp.:

The annual meeting of BWC Financial Corp. ("BWC") shareholders will be held on Thursday, April 25, 2000, at 10:00 a.m. at the Regional Center for the Arts, Knight Stage 3 Theatre, Civic and Locust Streets, Walnut Creek, California, for the purpose of (1) electing 7 persons to serve as directors of BWC for the ensuing year and until their successors are duly elected and qualified, (2) approving the "BWC Financial Corp. 2000 Stock Option Plan" which provides for both incentive stock options and non-qualified stock options, (3) ratifying the selection of independent auditors, and (4) acting upon such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 17, 2000, will be entitled to vote at the meeting or any adjournment thereof. BWC's annual report for the year ended December 31, 1999, is enclosed. The annual report contains financial and other information but it is not to be deemed a part of the proxy soliciting material.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD PROMPTLY. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

By Order of the Board of Directors


Leland E. Wines
Secretary

Approximate mailing date of proxy material: March 24, 2000

PLACE OF ANNUAL MEETING:                        Regional Center for the Arts
						Knight Stage 3 Theatre
                                                Civic and Locust Streets
                                                Walnut Creek, California 94596

DATE OF ANNUAL MEETING: April 25, 2000

TIME OF ANNUAL MEETING: 10:00 a.m.

                                PROXY STATEMENT
                                     OF
                              BWC FINANCIAL CORP.
                               1400 Civic Drive
                        Walnut Creek, California 94596

These proxy materials are furnished in connection with the solicitation by the management of BWC Financial Corp., a California corporation ("BWC"), of proxies for use at the annual meeting of the shareholders of BWC to be held on Thursday, April 25, 2000, at 10:00 a.m. at the Regional Center for the Arts, Knight Stage 3 Theatre, Civic and Locust Streets, Walnut Creek, California, and at any adjournment thereof.

It is expected that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders on or about March 24, 2000.

PURPOSE OF MEETING

The matters to be considered and voted upon at the meeting will be:

1.	Election of Directors. The election of seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

2.	2000 Stock Option Plan.  The approval of the BWC Financial Corp. 2000
Stock Option Plan which provides for both incentive stock options and non-qualified stock options.

3.	Independent Auditors. The ratification of the Board of Directors'
selection of independent auditors.

4.	Other Business. Transacting such other business as may properly come before the meeting and any adjournments thereof.

The election of directors will be effective as of the date of the shareholders' vote.

                GENERAL PROXY STATEMENT INFORMATION

BWC, a corporation existing and organized under the laws of the State of California, is authorized to issue up to 25,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of March 17, 2000, only one class of stock was issued consisting of shares of common stock. All of the shares are voting shares and are entitled to vote at the annual meeting. Only those shareholders of record as of March 17, 2000, (the "Record Date") will be entitled to notice of, and to vote at, the meeting. On that date, 2,707,853 shares of common stock were outstanding. The determination of shareholders entitled to vote at the meeting and the number of votes to which they are entitled was made on the basis of BWC's records as of the Record Date. The presence in person or by Proxy of a majority of the outstanding shares of stock entitled to vote at the annual meeting will constitute a quorum for the purpose of transacting business at the meeting. Abstentions, shares as to which voting authority has been withheld from any nominee, and "broker non-votes" (as defined below) will be counted for purposes of determining the presence or absence of a quorum.

A broker or nominee holding shares for beneficial owners may vote on certain matters at the meeting pursuant to discretionary authority or instructions from the beneficial owners, but with respect to other matters for which the broker or nominee may not have received instructions from the beneficial owners and may not have discretionary voting power under the applicable rules of the New York Stock Exchange or other self-regulatory organization to which the broker or nominee is a member, the shares held by the broker or nominee may not be voted. Such unvoted shares are called "broker non-votes." The rules of the New York Stock Exchange and other self-regulatory organizations generally permit a broker or nominee, in the absence of instructions, to deliver a proxy to vote for directors in an uncontested election and for the proposal to ratify the selection of independent auditors. Consequently, shares held by a broker or nominee will not constitute "broker non-votes" regarding those two proposals.


Revocability of Proxies

A Proxy for use at the meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of BWC an instrument revoking it or by filing a duly-executed Proxy bearing a later date. In addition, the powers of the proxy holder will be revoked if the person executing the Proxy is present at the meeting and elects to vote in person by advising the Chairman of the meeting of such election. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the Proxy.

IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.


Person Making the Solicitation

This solicitation of Proxies is being made by the Board of Directors of BWC. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the material used in the solicitation of Proxies for the meeting will be borne by BWC. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors, and employees of BWC and the Bank may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, BWC may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.

Voting Rights

In connection with the election of directors, and in accordance with applicable California law, each shareholder entitled to vote may vote the shares owned by such shareholder as of the Record Date cumulatively if a shareholder present at the meeting has given notice at the meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes for candidates properly nominated. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or may distribute them in any manner among as many nominees as desired. In the election of directors, the seven nominees receiving the highest number of votes will be elected.

On all other matters submitted to the vote of the shareholders, each shareholder is entitled to one vote for each share of common stock owned as of the Record Date on the books of BWC. The Record Date is March 17, 2000.

                              ITEM NUMBER 1:
                       ELECTION OF DIRECTORS OF BWC

Directors and Nominees

At the meeting, seven (7) directors of BWC (the entire Board of Directors) are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees listed are currently members of the Board of Directors. The Bylaws of BWC provide for not less than seven (7) nor more than thirteen (13) directors, with the exact number being seven (7) until changed by bylaw amendment adopted by the Board of Directors. The following named persons are nominated by the Nominating Committee of the Board of Directors and, unless the shareholder marks the proxy to withhold the vote, the enclosed proxy, if returned and not subsequently revoked, will be voted in favor of their election as directors. If for any reason any such nominee becomes unavailable for election, the proxy holders will vote for such substitute nominee as may be designated by the Board of Directors. The proxy holders reserve the right to cumulate votes for the election of directors and to cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, if cumulative voting is involved as described above under "voting rights".


                                                                   YEAR FIRST
                                          PRINCIPAL OCCUPATION -      ELECTED
DIRECTOR                        AGE         PAST FIVE YEARS        A DIRECTOR

Richard G. Hill                  63       Owner - R.  G.  Hill &         1980
                                          Company; a real estate
                                          property management and
                                          brokerage firm in Central
                                          Contra Costa County

Reynold C. Johnson, III          49       President and CEO -            1981
                                          Pacific Land
                                          Enterprises Inc., a
                                          real estate development
                                          and investment corporation


Craig Lazzareschi                53       President - Greater Bay        1980
                                          Development Corp.; a real
                                          estate development and
                                          investment company

Tom J. Mantor                    45       President - Bank of Walnut     1994
                                          Creek

John F. Nohr                     59       President - Woodminster        1981
                                          Company Realtors-Developers

James L. Ryan                    66       Chairman and CEO - Bank        1980
                                          of Walnut Creek and BWC

John L. Winther                  60       President - Delta Wetlands,    1981
                                          Inc.


The Board of Directors of BWC held twelve regular meetings and two special meetings during 1999. BWC's Board of Directors had no standing committees during 1999. All of the directors attended at least 75% of the meetings of the Board.

Because BWC is the parent corporation of the Bank of Walnut Creek (the "Bank"), certain information is being provided with respect to the Bank's Board of Directors and its standing committees during 1999. The Bank's Board of Directors is composed of the same individuals as BWC's Board of Directors.

Committees of the Bank's Board of Directors

The Board of Directors of the Bank has established the following standing committees, with membership during 1999 as noted: Loan Committee: Messrs. Hill, Lazzareschi, Ryan, Johnson, Nohr and Mantor. Investment Committee:
Messrs. Ryan, Nohr, and Johnson with Mr. Wines an ex-officio member; Audit Committee: Messrs. Hill, Lazzareschi, Nohr, Johnson, and Winther; Compensation Committee: Messrs. Nohr, Johnson, Winther with Mr. Ryan an ex-officio member; and Nominating Committee: Messrs. Ryan, Johnson and Lazzareschi.

The Loan Committee holds regularly scheduled meetings weekly. Its functions are (1) to establish the loan policies for the Bank and set the lending limits for the Bank's officers; (2) review the Bank's overall loan position as it exists from time to time; (3) review all loans in excess of the Bank's officers' lending limits; and (4) review proposals on the purchase of loans from other institutions.

The Investment Committee meets monthly and its functions are to establish the investment policies for the Bank, review the Bank's investment portfolio, and make periodic changes.

The Audit Committee meets annually or at the call of the Chairman. Its functions are to select the external auditors and coordinate internal and external audit activities.

The Compensation Committee meets annually or at the call of the Chairman. Its function is to review the existing and future compensation programs for the Bank's executive officers.

The Nominating Committee meets annually and its functions are to nominate persons for BWC's and the Bank's Boards of Directors.

During 1999, the Board of Directors of the Bank met 14 times. No director attended fewer than 75% of the total number of meetings of the Board during the time he was a member of the Board and of the committees of which he is a member.

Executive Officers

Persons who currently serve as executive officers of the Bank and/or BWC are as follows:
                                               POSITION WITH BWC OR BANK
                                               AND PRINCIPAL OCCUPATION
OFFICER                                AGE     DURING THE PAST FIVE YEARS


James L. Ryan                           66     Chief Executive Officer
and Chairman.  Has been CEO of
the Bank since its inception in
1979.

Tom J. Mantor                           45     President of the Bank
since December 1992.  Has been
with the Bank since 1991.

Leland E. Wines                         55     Executive Vice President and
                                               Chief Financial Officer of BWC.
                                               Has been with the Bank since
                                               1983.

Andrea L. Head                          42     Senior Vice President,
                                               Construction Real Estate.  Has
                                               been with the Bank since 1983.

Calvin S. Robie                         61     Senior Vice President,
                                               Construction Real Estate.  Has
                                               been with the Bank since 1996.

Security Ownership

BWC has only one class of stock issued and outstanding, that being its common stock. Information concerning the beneficial ownership of BWC's common stock as of March 17, 2000, by each director, executive officer and by the directors and officers of BWC and the Bank as a group and by each person holding 5% or more of BWC stock, is set forth in the following table.


                         Number
                      of Shares                        Total   Percent
Name of               Beneficial   Options    ESOP    Shares     of
Beneficial Owner       Owned(A)   Vested(B) Shares   (A)+(B)   Total(E)

Andrea L. Head            21,259   32,210   18,368    71,837    2.38%
Richard G. Hill          169,546      --        --   169,546    5.61%
Reynold C. Johnson III   144,532   22,210       --   166,742    5.52%
Craig A. Lazzareschi      51,782      --        --    51,782    1.71%
Tom J. Mantor             12,079   84,230    8,480   104,789    3.47%
John F. Nohr              44,668   32,210       --    76,878    2.55%
Cal Robie                    --    17,248    3,121    20,369    0.67%
James L. Ryan            203,590   95,888   50,215   349,693   11.58%
Leland E. Wines           32,131   32,210   25,121    89,462    2.96%
John L. Winther           70,772      --        --    70,772    2.34%

Officers and Directors
as a group (10 in numb   750,359  316,206          1,171,870   38.80%

The Banc Fund            224,429      --      --     224,429    7.43%
BWC ESOP Plan (D)        253,199      --      --     253,199    8.38%

Total Shares and
Share Equivalents (E)  3,020,578

 ________________________

(A)	Unless otherwise indicated, each person listed has sole
investment and voting power with respect to the shares listed. Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes shares allocated through the BWC
Employee Stock Ownership Plan and Trust.

(B)	Includes any shares of which beneficial ownership may be
acquired within 60 days of March 17, 2000, by the exercise of stock options.

(C)	Substantially all eligible, salaried employees of the
Corporation are covered by an Employee Stock Ownership and Savings Plan. Employees may, up to prescribed limits, contribute to the plan. Portions of such contributions are matched by the Corporation. The Corporation also may elect to make a discretionary contribution to the plan based on the Corporation's earnings. The expense for this plan, for both matching and discretionary contributions, was $303,000 in 1999. Amounts vary from year to year based on such factors as employees entering and leaving the plan, profits earned by the Corporation, and variances of estimates from the final results. This plan is administered by senior management members in accordance with the terms of the plan.

(C)	Includes all shares issued and outstanding plus the
dilutive effect of shares subject to options which may be exercised within 60 days of March 17, 2000.

Section 16(a) of the Securities Exchange Act of 1934 requires BWC's Directors and executive officers and persons who own more than 10% of a registered class of BWC's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of BWC. Officers, directors, and greater-than-10-percent shareholders are required by SEC regulation to furnish BWC with copies of all
Section 16(a) forms they file.

To BWC's knowledge, based on a review of the copies of such reports furnished to BWC and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors, and 10-percent shareholders have been satisfied.

Remuneration and Other Transactions with Management - Summary Compensation Table

The following table shows for the three fiscal years ended December 31, 1999, 1998 and 1997, the compensation paid to the Bank's executive officers.

                                                                  Long-Term
                                                                  Compensation
        Annual Compensation                                       Awards                  Payouts
          (a)             (b)       (c)       (d)       (e)         (f)         (g)         (h)        (i)
                                                    Other Annual  Restricted Securities             All other
                                             Bonus  Compensation    Stock     Underlying    LTI     Compensation
Name and                                                                      Options/    Payouts
Principal Position       Year     Salary       (A)       (B)       Award(s)      SAR (#)               (C)

James L. Ryan            1999 $  270,000 $ 118,896 $  27,500         --          --          --         --
Chief Executive Officer  1998 $  236,221 $  99,000 $  19,500         --          --          --         --
Chairman of the Board    1997 $  222,852 $  28,857 $  16,900         --          --          --         --

Tom Mantor               1999 $  155,000 $  71,120 $  21,000         --          --          --         --
President/               1998 $  141,300 $  30,000 $  19,500         --          --          --         --
Chief Operating Officer  1997 $  126,300 $  15,545 $  16,900         --          --          --         --

Leland E. Wines          1999 $  130,000 $  30,653 $      --         --          --          --         --
Executive Vice Presiden  1998 $  121,800 $  29,585 $      --         --          --          --         --
Cashier/Chief Financial  1997 $  115,800 $   7,666 $      --         --          --          --         --

Andrea L. Head           1999 $  100,000 $ 126,681 $      --         --          --          --         --
Senior Vice President/   1998 $  100,000 $  71,752 $      --         --          --          --         --
Real Estate Finance      1997 $  100,000 $ 103,205 $      --         --          --          --         --

Cal Robie                1999 $  100,000 $  71,373 $      --         --          --          --         --
Senior Vice President/   1998 $  100,000 $  44,022 $      --         --          --          --         --
Real Estate Finance      1997 $  100,000 $  37,660 $      --         --          --          --         --

(A)  The Bank maintains an incentive bonus plan for executive officers.  Under such plan, an incentive pool is created based upon the criterion of return on the Bank's average assets.  The incentive pool is allocated based on salary and performance.
     The amounts set forth above reflect bonuses paid in the current calendar year based on the prior year's performance.
     The Bank expects to pay bonuses to the named executive officers for the fiscal year ended December 31, 1999 during 2000;
     however, the amount of such bonuses earned in fiscal 1999 is not calculable at this time.

(B)  Amounts reflect Board of Director fees paid to such persons.

(C)  Other compensation is paid, including profit sharing and matching contributions to the Bank's ESOP and Profit Sharing Plan.
     In addition, they include personal  benefit from the use of a company automobile and the cost of membership in a country club. The aggregate amount of such other compensation does not exceed the lesser of $25,000 or 10% of the annual compensation reported for such persons.

                             Options Grants in Last Fiscal Year

The table below sets forth certain information regarding options granted to executive officers of the Corporation during the last
fiscal year.
         (a)                         (b)             (c)              (d)           (e)
                                                  Percent of
                                                Total Options      Exercise
                                 Options          Granted to        Price
                                                Employees  in     Per Share      Expiration
        Name      Grant Date     Granted (#)      Fiscal Year       ($/SH)          Date

        None

(A)  The Board of Directors of the Bank adopted the 1980 Incentive Stock
     Option Plan (the "1980 Plan") in March 1980 and the Board of Directors of BWC
     adopted the 1990 Stock Option Plan (the "1990 Plan") in May 1990.  The 1980 Plan
     terminated on March 11, 1990, although options granted under the 1980 Plan remain outstanding. The 1990 Plan was approved by BWC's shareholders at the 1990 and 1991 annual meetings.


                                             Options Exercised and Year-end Value Table

The table below provides information regarding options exercised in fiscal 1999 by the executive officers of BWC and the value of such unexercised options as of December 31, 1999.

                                   Number of Unexercised          Value of Unexercised
                Options Exercised  Options at                     In-the-money Options
                in Fiscal 1999 (#) December 31, 1999 (#)          December 31, 1999 ($)(A)
      (a)          (b)          (c)               (d)                    (e)
                  Shares       Value
                Acquired On  Realized
Name            Exercise (#)  ($) (A)  Exercisable  Unexercisable  Exercisable  Unexercisable

James L. Ryan         --           --      95,888         0        $ 1,601,885   $       --
Tom Mantor        12,079     $ 45,000      84,230     9,985        $ 1,383,476   $  163,754
Leland E. Wines    2,500     $ 14,100      48,769         0        $   930,334   $       --
Andrea L. Head       450     $  2,538      53,019         0        $   966,316   $       --
Cal Robie             --           --      17,248     7,062        $   164,367   $   69,336

(A)  Market value of the underlying securities at exercise date or year-end, as the case may be, minus the exercise price of "in-the-money" options.

Directors' Fees

Directors of the Bank each received a fee of $1,500, except for the Chairman who received $2,000, during 1999 for each regular meeting of the Board of Directors, plus the same fee for two non-regular special board meetings attended. In addition, directors, other than employees of the Bank, received $350 per committee meeting attended.

Employment Agreements

The Bank has entered into employment agreements with Messrs. Ryan and Wines. Mr. Ryan's employment agreement, which became effective November 16, 1979 for an initial term of two years, has been, and will continue to be, automatically renewed unless either party gives the other party 90 days notice of termination. Mr. Ryan was paid a base salary of $270,000 under the agreement for fiscal 1999 to serve as Chairman and Chief Executive Officer of the Bank and may receive a bonus or bonuses as determined by the Bank, in its discretion. Mr. Ryan is also entitled to a car allowance, to membership in a country club and to participate in all employee benefit plans that may be adopted by the Bank. If Mr. Ryan's employment is terminated by the Bank for any reason other than death, legal incapacity or for cause, the Bank must pay to Mr. Ryan a sum equal to Mr. Ryan's then annual salary.

Mr. Wines' employment agreement, which became effective on November 27, 1990, continues until terminated as provided therein. Mr. Wines was paid a base salary of $130,000 under the agreement for fiscal 1999 to serve as Executive Vice President and Cashier of the Bank. Mr. Wines is also entitled to participate in all health and life insurance plans adopted by the Bank and may receive a bonus or bonuses as determined by the Bank, in its discretion. If there is a merger of, or sale of a controlling interest in, the Bank, and Mr. Wines gives written notice of the termination of his employment within 60 days after the effective date of such merger or sale, Mr. Wines will continue to receive monthly compensation and benefits then being provided for the lesser of four months from the date of termination or the date Mr. Wines commences employment with a new employer. In addition, if Mr. Wines receives notice of the termination of his employment with the Bank within 12 months after the effective date of such merger or sale, then such termination of employment shall be effective within 30 days thereafter, provided, however, that Mr. Wines will continue to receive monthly compensation and benefits then being provided for the lesser of 12 months from the date of termination or the date he commences employment with a new employer.

The amount of cash compensation paid to each such officer under their employment agreements is included in the foregoing summary compensation table.

Other Transactions With Directors and Executive Officers

The Bank's current policy is one of not granting loans to its executive officers or directors, or the executive officers or directors of BWC, except that all directors are eligible to have a line of credit available to them with a maximum of $2,000 outstanding at any one time. Such line of credit is made available to the directors on the same terms and at the same interest rate as it is available to all other qualified customers of the Bank. The Bank has had and expects to have banking transactions in the ordinary course of business with many of the principal shareholders of BWC and the Bank (and their associates), on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. No loan to any director, executive officer or shareholder of BWC or the Bank (or their associates) has involved more than normal risk of collectibility or presented other unfavorable features. If loans were to be made to directors, executive officers or principal shareholders of BWC or the Bank, then all such loans would be subject to the limitations prescribed by California Financial Code section 3370, et seq. and by the Financial Institutions Regulatory and Interest Rate Control Act of 1978, the principal effect of which is to require that any loan to a director, executive officer or principal shareholder be on non-preferential terms and, should all loans to that individual exceed $25,000 in the aggregate, be approved in advance by the Bank's Board of Directors. With respect to transactions other than loans, BWC and the Bank have had and expect to have such transactions in the ordinary course of business with many of its directors, executive officers, and principal shareholders (and their associates), but all such transactions have been and will be on substantially the same terms as those prevailing for comparable transactions with others.

                ITEM NUMBER 2: APPROVAL OF THE BWC
                FINANCIAL CORP. 2000 STOCK OPTION PLAN

In 1990, the shareholders approved the BWC Financial Corp. 1990 Stock Option Plan (the "1990 Plan"). The 1990 Plan has been in place for the past 10 years but, by its terms, expires this year. Management believes that it is in the best interests of BWC, and its shareholders, that it adopt a new stock option plan for its employees, directors and certain consultants. If approved, the effective date of the new plan will be March 28, 2000, the date of approval by the Board, and the 1990 Plan will terminate on that date. If the new plan is not approved, the 1990 Plan will terminate on May 22, 2000.

The Board of Directors has now adopted, subject to approval by the shareholders, the BWC Financial Corp. 2000 Stock Option Plan (the "2000 Plan"). The 2000 Plan is intended to promote the interests of the company by providing a method whereby eligible individuals who are responsible for the management, growth or financial success of the company may be offered incentives and rewards that will encourage them to continue to render services to the company or its subsidiary corporations.

The terms of the 2000 Plan are similar to those of the 1990 Plan. A full copy of the 2000 Plan is available to all shareholders upon written request to the Corporate Secretary, BWC Financial Corp., 1400 Civic Drive, Walnut Creek, CA 94596.

Under the 2000 Plan, options may be granted to full-time salaried employees of the company, or its subsidiary corporations, certain consultants engaged by the company (whether or not they are officers or members of the board) and members of the board, whether or not they are employees. Options may be granted in amounts, at times and upon certain terms, as determined by the board, or by a committee appointed by the board.

The following is only intended to summarize a few of the terms of the 2000 Plan, and the summary is not a substitute for reviewing the entire 2000 Plan.

A.	Options may be granted under the 2000 Plan at any time during the 10-
year term of the plan.

B.	The aggregate number of issuable shares under the plan shall not exceed 15% of the issued and outstanding shares from time to time.

C.	Options granted to officers and other employees may be either incentive stock options or non-statutory options in the discretion of the board, but options granted to non-employee directors must be non-statutory (non-qualified) options.

D.	The option price for all shares shall be 100% of the fair market value of a share of the company's common stock as of the date of grant of the option.

The grant of options under the 2000 Plan will not result in taxable income to the recipient, nor result in a deduction to the Bank at the time of grant. In general, an optionee who exercises a non-statutory option will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price for such shares, and the bank will be entitled to a deduction in the same amount at that time. In general, the exercise of an incentive stock option will not result in any tax consequences, with the possible exception of alternative minimum tax, at the time of exercise.

Management recommends approval of the 2000 Plan. Approval of the 2000 Plan requires approval of a majority of all shares represented and voting at the meeting.


	ITEM NUMBER 3: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected Arthur Andersen & Co. as independent auditors for BWC for the year 2000. Arthur Andersen & Co. has informed BWC that it has had no connection during the past three years with BWC or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative from Arthur Andersen & Co. will be present at the shareholders meeting.

                  ITEM NUMBER 4: OTHER BUSINESS

If any other matters come before the meeting, not referred to in the enclosed Proxy, including matters incident to the conduct of the meeting, the Proxy holders will vote the shares represented by the proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting, and as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

                         TRADING IN BWC'S STOCK

The common stock of BWC is traded on the NASDAQ exchange. Sutro & Company, Inc., Hoefer & Arnett Inc. and Ryan Beck & Company, are primary market makers of the BWC stock. The closing stock price on NASDAQ as of March 15, 2000 was $20.00.


                  FINANCIAL AND STATISTICAL INFORMATION

A copy of BWC's consolidated financial statement as of December 31, 1999, and for the year then ended is enclosed in this mailing. Additional copies are available to any shareholder upon request.


                           SHAREHOLDER PROPOSALS

December 10, 2000, is the deadline for the shareholders to submit proposals to be considered for inclusion in the proxy statement for BWC's 2001 annual shareholders meeting. In addition, if BWC receives a shareholder proposal for the 2001 annual meeting less than 45 days before the date on which the proxy statement for the preceding annual meeting is mailed to shareholders, then the persons named as proxies for such annual meeting will have discretionary authority to vote on such matters.



                            LEGAL PROCEEDINGS

There are no pending or, to management's knowledge, threatened material legal proceedings to which the Bank or BWC is a party or to which any of the Bank's or BWC's properties are subject.


                               FORM 10K

BWC'S ANNUAL REPORT FOR 1999 ON FORM 10K, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO ANY
SHAREHOLDER WITHOUT CHARGE. THE REPORT MAY BE OBTAINED BY WRITTEN REQUEST TO THE CORPORATE SECRETARY, LELAND E. WINES, AT BANK OF WALNUT CREEK, 1400 CIVIC DRIVE, WALNUT CREEK, CA 94596.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED, AND RETURNED IN THE ENCLOSED, POSTAGE PAID ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.


By Order of the Board of Directors


By:  Leland E. Wines, Secretary           Date: March 24, 2000